UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2012 (June 29, 2012)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 4, 2012, Vanguard Natural Resources, LLC (the “Company” or “Vanguard”) filed a Current Report on Form 8-K (“the Original 8-K”) announcing that Vanguard and its wholly-owned subsidiary Vanguard Permian, LLC (“Vanguard Permian”), had entered into a Purchase and Sale Agreement (the “Purchase Agreement”), dated June 1, 2012, to acquire natural gas and liquids assets in the Woodford Shale and Fayetteville Shale of the Arkoma Basin (the “Purchased Assets”) for a purchase price of $445.0 million (the “Arkoma Basin Acquisition”) from Antero Resources Corporation (“Seller”), a wholly-owned subsidiary of Antero Resources LLC. As reported in a Current Report on Form 8-K/A filed on July 5, 2012, this transaction was consummated on June 29, 2012. This current report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K in its entirety to provide the information required by Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of the Seller and the notes thereto for each of the years ended December 31, 2011, 2010 and 2009 are included as Exhibit 99.1 hereto and are incorporated herein by reference. The unaudited consolidated financial statements of the Seller and the notes thereto for the three month periods ended March 31, 2012 and 2011 are included as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	The following unaudited combined pro forma financial information of the Company and the notes thereto are included in Exhibit 99.3 hereto and are incorporated herein by reference:

●	Unaudited pro forma combined balance sheet as of March 31, 2012;

●	Unaudited pro forma combined statement of operations for the three months ended March 31, 2012; and

●	Unaudited pro forma combined statement of operations for the year ended December 31, 2011.

(c)	The summary pro forma combined natural gas, oil and natural gas liquids reserve data of the Company as of December 31, 2011 is included as Exhibit 99.4 hereto and is incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

10.1
Purchase and Sale Agreement, dated June 1, 2012 among Vanguard Permian, LLC and Antero Resources Corporation. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on June 4, 2012).

23.1	Consent of KPMG LLP.

23.2	Consent of DeGolyer and MacNaughton, Independent Petroleum Engineers and Geologists.

99.1	Antero Resources Corporation financial statements and the notes thereto for each of the three years ended December 31, 2011, 2010, and 2009.

99.2	Antero Resources Corporation unaudited financial statements and the notes thereto for the three months ended March 31, 2012 and 2011.

99.3
Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC and Subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and for the year ended December 31, 2011.

99.4	Summary pro forma combined natural gas, oil and natural gas liquids reserve data of Vanguard Natural Resources, LLC and Subsidiaries as of December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
July 13, 2012		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Purchase and Sale Agreement, dated June 1, 2012 among Vanguard Permian, LLC and Antero Resources Corporation. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 001-33756) filed on June 4, 2012).

23.1	Consent of KPMG LLP.

23.2	Consent of DeGolyer and MacNaughton, Independent Petroleum Engineers and Geologists.

99.1	Antero Resources Corporation financial statements and the notes thereto for each of the three years ended December 31, 2011, 2010, and 2009.

99.2	Antero Resources Corporation unaudited financial statements and the notes thereto for the three months ended March 31, 2012 and 2011.

99.3
Unaudited pro forma combined financial information of Vanguard Natural Resources, LLC and Subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and for the year ended December 31, 2011.

99.4	Summary pro forma combined natural gas, oil and natural gas liquids reserve data of Vanguard Natural Resources, LLC and Subsidiaries as of December 31, 2011.